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                                                                    EXHIBIT 23.1


                         [Deloitte & Touche Letterhead]


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Party City Corporation on Form S-8 of our report dated September 27, 2000, incorporated by reference in the Annual Report on Form 10-K of Party City Corporation for the fiscal year ended July 1, 2000.


/s/ Deloitte & Touche LLP

Parsippany, New Jersey
July 19, 2001